-----------------------------
                                                   OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

                                                   Estimated average burden
                                                   hours per response: 19.4
                                                   -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-07677
                                   -------------------------

                          Profit Funds Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     8401 Colesville Road,  Suite 320   Silver Spring, Maryland  20910
--------------------------------------------------------------------------------
          (Address of principal executive offices)            (Zip code)

                                Eugene A. Profit


Profit Investment Management    8401 Colesville Road    Silver Spring, MD  20910
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (301) 650-0059
                                                    -------------------

Date of fiscal year end:        September 30, 2006
                          -------------------------------

Date of reporting period:       September 30, 2006
                            -------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.






                                 THE PROFIT FUND






                                  PROFIT FUNDS
                               ------------------

                                [GRAPHIC OMITTED]

                               ------------------
                                INVESTMENT TRUST
                                      PVALX








                                  ANNUAL REPORT
                               September 30, 2006

THE PROFIT FUND
LETTER TO SHAREHOLDERS
================================================================================

November 1, 2006

Dear Profit Fund Shareholders:

This past year has been marked by many changes. The price at the pump is finally a positive for consumer spending and the economy. Meanwhile, the Federal Reserve has stopped raising interest rates, giving equity investors reason to invest funds in the market.

During the fiscal year ended September 30, 2006, the Profit Fund returned 7.10 percent versus the S&P 500 Index's 10.79 percent return. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the S&P 500 Index over each fiscal year since 1999:

                      The Profit Fund vs. The S&P 500 Index
               (Total Returns for Fiscal Years Ended September 30)


                               [GRAPHIC OMITTED]


                   1999    2000     2001     2002    2003    2004    2005  2006
================================================================================
THE PROFIT FUND   42.52%  26.14%  -31.37%  -17.59%  30.04%  14.28%  9.82%  7.10%
S&P 500 INDEX     27.80%  13.28%  -26.62%  -20.49%  24.40%  13.87% 12.25% 10.79%

MARKET REVIEW
The best performing sector in fiscal year 2005 was Energy. In 2006, Energy made a much smaller splash: the Energy sector of the S&P 500 Index rose 3.52 percent during the year. Energy prices rose as the U.S. economy's growth roared after Hurricanes Katrina and Rita. The changeover at refineries to ethanol-based additives drove gasoline prices higher in the summer. Finally, the war between Israel and Hezbollah exacerbated fears of supply cuts in the Middle East. The end of the war and the mild hurricane season helped send crude oil prices to below $60 per barrel.

The best performing sector in the S&P 500 Index was the Telecomm sector. That sector has a small weight in the S&P 500 Index (3.22%) but was helped by some merger and acquisition activity. AT&T announced that it planned to acquire BellSouth Corporation (though AT&T still waits for a final vote from the Federal Communications Commission). Speculation ran rampant that Verizon may respond to AT&T's acquisition by acquiring Qwest Communications--sending Qwest's shares higher.

The Financial sector, which turned in a mediocre performance in 2005, was a top performer in 2006. Many top investment banks like J.P. Morgan and Merrill Lynch reported strong earnings growth during the year. Also, the Federal Reserve's decision to pause in its interest rate hiking spree gave investors hope that the next rate move by the Fed may be down and not up.

The worst performing sector in the S&P 500 Index was the Information Technology sector. Dell Computer Corporation, which reported slumping sales and profitability, led the way down with a -33.22% return during the fiscal year ending September 30, 2006. Also performing poorly were Intel Corporation (which saw market share losses to competitor AMD) and eBay Inc. (which took a gamble by paying $2.60 billion for online communication software provider Skype).

FUND PERFORMANCE
The Profit Fund underperformed the S&P 500 Index (the "Index") during fiscal year 2006, primarily due to weakness in its investments in the Financial and Consumer Discretionary sectors. However, the Fund benefited from positions in the Technology and Consumer Staples sectors.

Our portfolio is underweight the Financial sector versus the Index. Many of the securities in the Index do not represent compelling values when compared to other parts of the market. Our positions in MGIC Investment Corp. and Countrywide Financial were hit due to the slowing housing market. Both companies provide financing for homebuyers.

We were also hurt by the Consumer Discretionary sector. Specifically, our position in XM Satellite Radio was hit after the company faced intense competition by Sirius Satellite Radio. Sirius promoted heavily after it acquired radio personality Howard Stern and XM was forced to increase its spending to maintain market share. We chose to exit our position in the company due to poor share price performance.

Our Technology sector positions helped offset some of this weakness. Not only were we overweight the Tech sector, but we also chose technology issues which rose more than comparable issues within the Index. Our positions rose 23% on average versus the Index's positions which rose 3.29% on average. Shares of Nvidia, for example, were up 72.64% during the fiscal year ending September 30, 2006.

Another top sector contributor was the Consumer Staples sector. "Consumer Staples" refers to companies such as grocery stores and drug retailers (staples that we could not do without). Our sector positions rose 13.53% versus the Index sector positions which rose 10.97%. Shares of Pepsi Bottling Group, a security in the Fund, rose 25.86% on the back of strong sales and earnings expectations. The company said it sold 4% more cases of drinks than it did in the year-ago period and that revenues per case rose 4% versus the year-ago period.

PURCHASES AND SALES
During the fiscal year, we bought or increased our stakes in the following companies, among others:

o 3M COMPANY: The diversified manufacturer, whose products include Post-It notes, is benefiting from the rise in flat screen televisions. 3M produces optical films in liquid crystal displays (LCDs).

o AFLAC: The insurance company is heavily exposed to the Japanese market, providing the portfolio with diversification to foreign markets which may not be strongly correlated to the U.S. market.

o APPLE COMPUTER: The popular maker of iPods is reinventing itself and its image. The company is now aggressively pushing to steal more market share away from traditional PC manufacturers (such as Dell and Hewlett Packard). Apple Computers now use Intel chips and can run almost any application that a PC can run.

o CEPHALON: Cephalon is clearly not a household name, but it should be. The company develops drugs to treat and manage neurological diseases, sleep disorders, cancer and addiction. The company is growing earnings and sales at a double digit rate.

o COLGATE-PALMOLIVE: Colgate-Palmolive, a Consumer Staples firm, should do well if the economy slows in 2007--as we believe it will. Consumers typically do not cut back their spending on consumer staple items--like toothpaste and soap--if their wallets are growing thin.

o DEVON ENERGY: Devon Energy is a natural gas and oil explorer and producer. We picked up shares after a rapid decline in the firm's share price. That decline proved to be temporary and we are already profitable in the name.

o FEDEX: FedEx is expanding its foreign operations in China and elsewhere. The company has consistently performed whereas competitor UPS has fallen on tough times.

o MOTOROLA: The cell phone manufacturer is a "best of breed" company, meaning it is the top cell phone manufacturer in the world today. Motorola remains on the cutting edge with its recent phone introductions. Despite trading at an above-average market multiple, we feel shares have more room to grow.

o SYMANTEC: The software maker of Norton anti-virus was a weak performer in 2005. However, we saw shares trade for depressed levels that were unjustified.

During the fiscal year, we sold or decreased our stakes in the following companies, among others:

o AETNA: We sold the health insurance company as revenues began to decline and margins eroded.

o BANK OF AMERICA: We exited our position in Bank of America in January of 2006 due to the uncertain interest rate outlook.

o BARR PHARMACEUTICALS: We sold shares of generic drug manufacturer Barr Pharmaceuticals near its all-time peak. Shares of the company had reached a fair valuation, prompting our sales.

o EBAY: The online auctioneer's purchase of Skype for $2.60 billion was ill-advised in our opinion. The company is also facing increased competition in international markets, which are important for the company's growth opportunities.

o FRIEDMAN BILLINGS RAMSEY: We reduced our exposure to the investment bank Freidman Billings Ramsey. While shares are undervalued, there are no major catalysts that may propel the stock price higher in the near-term.

o MGIC INVESTMENT CORP.: We exited from MGIC Investment Corp. due to the company's exposure to the housing sector and poor share price performance.

o NVIDIA: We lightened up in our position of Nvidia after shares reached new highs and our valuation target.

o PITNEY BOWES: We exited Pitney Bowes due to deteriorating fundamentals. Earnings growth, for example, had become anemic.

o POLARIS INDUSTRIES: The popular maker of ATVs, snowmobiles and motorcycles fell on tough times after a warmer-than-expected winter. Though we have confidence in the management team, we recognized shares lacked a catalyst and hence were likely to underperform the general market.

o SYSCO CORPORATION: We lightened up our position in Sysco Corporation, a major distributor of food across North America. The spinach scare we recently saw will likely hurt short-term results.

o XM SATELLITE RADIO: We exited our position in XM Satellite Radio due to the company's aggressive spending. While we understood management's motivation to spend advertising dollars to maintain market share in the face of a blitz by Sirius Satellite Radio, we were concerned by the magnitude of that spending spree.

OUTLOOK
Portfolio managers often view the market in terms of three time periods: (1) the near-term; (2) intermediate-term and (3) long-term. Below is our outlook with respect to each.

o In the near-term, equity markets are being buoyed by the Fed's decision to pause in its interest rate hiking spree. Economic growth continues to be moderate with inflation pressures (in the form of energy prices) coming under control. Hence, the near-term is likely to see a continuation of the equity rally seen last quarter.

o The intermediate-term time frame (one-year to three years) is less certain. The Fed's rate-hiking spree may have caused a larger contraction than intended. Already, we are seeing home sales continue their weakness which, we maintain, has a stronger effect on the economy than a market decline.

o Longer-term, one must consider the deficits the U.S. will face once baby boomers begin to retire en masse. Social Security, Medicare and pension payments will skyrocket and the government will be forced to raise taxes, cut benefits or some combination of the above.

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in the Profit Fund investment style. We look forward to serving your investment needs for many years to come.

Sincerely,

Eugene A. Profit
President


IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. This Letter to Shareholders seeks to describe the Fund manager's current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance may be lower or higher than the performance data quoted. For performance information through the most recent month end please contact the Fund at 1-888-744-2337.

Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

THE PROFIT FUND
================================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE PROFIT FUND AND THE STANDARD & POOR'S 500 INDEX (UNAUDITED)


                                [GRAPHIC OMITTED]

               The Profit Fund              Standard & Poor's 500 Index
               ---------------              ---------------------------
            11/15/96   $  10,000               11/15/96    $  10,000
            12/31/96      10,240               12/31/96       10,068
            03/31/97      10,430               03/31/97       10,338
            06/30/97      11,650               06/30/97       12,143
            09/30/97      12,880               09/30/97       13,052
            12/31/97      12,655               12/31/97       13,427
            03/31/98      13,778               03/31/98       15,300
            06/30/98      13,929               06/30/98       15,805
            09/30/98      12,806               09/30/98       14,233
            12/31/98      16,773               12/31/98       17,264
            03/31/99      18,981               03/31/99       18,125
            06/30/99      18,971               06/30/99       19,402
            09/30/99      18,252               09/30/99       18,191
            12/31/99      21,406               12/31/99       20,897
            03/31/00      23,332               03/31/00       21,377
            06/30/00      22,704               06/30/00       20,809
            09/30/00      23,023               09/30/00       20,607
            12/31/00      20,503               12/31/00       18,995
            03/31/01      18,591               03/31/01       16,742
            06/30/01      19,909               06/30/01       17,722
            09/30/01      15,800               09/30/01       15,120
            12/31/01      18,338               12/31/01       16,736
           3/31/2002      18,097              3/31/2002       16,782
           6/30/2002      15,613              6/30/2002       14,534
           9/30/2002      13,020              9/30/2002       12,023
          12/31/2002      13,811             12/31/2002       13,037
           3/31/2003      13,636              3/31/2003       12,627
           6/30/2003      15,987              6/30/2003       14,570
           9/30/2003      16,932              9/30/2003       14,956
          12/31/2003      18,635             12/31/2003       16,777
           3/31/2004      19,250              3/31/2004       17,061
           6/30/2004      19,316              6/30/2004       17,354
           9/30/2004      19,349              9/30/2004       17,030
          12/31/2004      21,063             12/31/2004       18,602
           3/31/2005      20,767              3/31/2005       18,203
           6/30/2005      21,030              6/30/2005       18,452
           9/30/2005      21,250              9/30/2005       19,117
          12/31/2005      21,722             12/31/2005       19,516
           3/31/2006      22,726              3/31/2006       20,337
           6/30/2006      21,937              6/30/2006       20,044
           9/30/2006      22,760              9/30/2006       21,181

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                      (for periods ended September 30, 2006)

                                       1 YEAR     5 YEARS   SINCE INCEPTION(b)
                                       ------     -------   ---------------
The Profit Fund                         7.10%      7.57%        8.69%
Standard & Poor's 500 Index            10.79%      6.97%        7.90%
--------------------------------------------------------------------------------

     (a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

     (b)  Initial public offering of shares commenced on November 15, 1996.

THE PROFIT FUND
================================================================================
                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                            AS OF SEPTEMBER 30, 2006
                                   (UNAUDITED)


                               [GRAPHIC OMITTED]


                                     The
                                    Profit          S&P 500
                                     Fund            Index
                                  ----------       ----------
Consumer Discretionary               5.7%            10.1%
Consumer Staples                    11.1%             9.6%
Energy                               4.8%             9.4%
Financials                          11.8%            22.2%
Health Care                         18.5%            12.7%
Industrials                         24.6%            10.9%
Information Technology              23.7%            15.3%
Materials                            0.0%             2.9%
Telecommunication Services           0.0%             3.5%
Utilities                            0.0%             3.4%



                        THE PROFIT FUND TOP TEN HOLDINGS
                               September 30, 2006
                                   (Unaudited)
--------------------------------------------------------------------------------
                                                            % OF
              SECURITY DESCRIPTION                       NET ASSETS
              --------------------                       ----------
              Danaher Corp.                                 3.9%
              Cisco Systems, Inc.                           3.6%
              XTO Energy, Inc.                              3.2%
              General Electric Co.                          3.2%
              Gilead Sciences, Inc.                         3.2%
              Adobe Systems, Inc.                           3.1%
              American Standard Cos., Inc.                  3.1%
              General Dynamics Corp.                        3.0%
              Wal-Mart Stores, Inc.                         3.0%
              United Technologies Corp.                     2.9%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006
================================================================================

ASSETS
Investments in securities:
  At acquisition cost ...........................................  $  8,910,539
                                                                   ============
  At value (Note 2) .............................................  $ 10,965,632
Receivable for capital shares sold ..............................         3,950
Receivable for investment securities sold .......................           262
Dividends receivable ............................................         5,217
Other assets ....................................................        10,451
                                                                   ------------
  TOTAL ASSETS ..................................................    10,985,512
                                                                   ------------

LIABILITIES
Payable to Adviser (Note 4) .....................................        18,666
Payable to Administrator (Note 4) ...............................         6,000
Payable to Chief Compliance Officer (Note 4) ....................         3,000
Other accrued expenses and liabilities ..........................        16,678
                                                                   ------------
  TOTAL LIABILITIES..............................................        44,344
                                                                   ------------

NET ASSETS.......................................................  $ 10,941,168
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital .................................................  $  8,784,649
Undistributed net realized gains from security transactions .....       101,426
Net unrealized appreciation on investments ......................     2,055,093
                                                                   ------------
NET ASSETS ......................................................  $ 10,941,168
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ....................       541,944
                                                                   ============

Net asset value, offering price, and redemption price per share..  $      20.19
                                                                   ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006
================================================================================
INVESTMENT INCOME
  Dividends .....................................................  $    117,910
                                                                   ------------

EXPENSES
  Investment advisory fees (Note 4) .............................       141,010
  Professional fees .............................................        42,042
  Compliance fees (Note 4) ......................................        36,234
  Accounting services fees (Note 4) .............................        30,000
  Administration fees (Note 4) ..................................        24,000
  Transfer agent fees (Note 4) ..................................        18,000
  Postage and supplies ..........................................        13,641
  Insurance expense .............................................        13,600
  Registration fees .............................................        12,520
  Distribution expense (Note 4) .................................        11,077
  Custodian fees ................................................         7,315
  Reports to shareholders .......................................         5,781
  Trustees' fees ................................................         2,500
  Other expenses ................................................         6,815
                                                                   ------------
    TOTAL EXPENSES...............................................       364,535
  Fees waived by the Adviser (Note 4)............................      ( 88,155)
                                                                   ------------
    NET EXPENSES.................................................       276,380
                                                                   ------------

NET INVESTMENT LOSS .............................................     ( 158,470)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions .................       431,642
  Net change in unrealized appreciation/depreciation on
   investments...................................................       491,133
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.................       922,775
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS.......................  $    764,305
                                                                   ============

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                         YEAR          YEAR
                                                         ENDED         ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                         2006          2005
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss .............................. $  ( 158,470) $   ( 87,381)
  Net realized gains from security transactions ....      431,642       617,993
  Net change in unrealized appreciation/depreciation
    on investments .................................      491,133       379,576
                                                     ------------  ------------
Net increase in net assets from operations .........      764,305       910,188
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains from security transactions    ( 293,636)           --
                                                     ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net assets received in conjunction with
    fund merger (Note 1) ...........................           --     5,278,621
  Proceeds from shares sold ........................      488,697       582,123
  Reinvestment of distributions to shareholders.....      292,008            --
  Payments for shares redeemed......................  ( 1,965,307)  ( 2,001,766)
                                                     ------------  ------------
Net increase (decrease) in net assets
  from capital share transactions...................  ( 1,184,602)    3,858,978
                                                     ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............    ( 713,933)    4,769,166

NET ASSETS
  Beginning of year.................................   11,655,101     6,885,935
                                                     ------------  ------------
  End of year....................................... $ 10,941,168  $ 11,655,101
                                                     ============  ============

ACCUMULATED NET INVESTMENT INCOME................... $         --  $         --
                                                     ============  ============
CAPITAL SHARE ACTIVITY
  Shares issued in conjunction with fund merger
    (Note 1)........................................           --       285,841
  Shares sold.......................................       24,624        31,071
  Shares issued in reinvestment of
    distributions to shareholders...................       15,153            --
  Shares redeemed...................................    ( 100,327)    ( 105,344)
                                                     ------------  ------------
  Net increase (decrease) in shares outstanding.....     ( 60,550)      211,568
  Shares outstanding, beginning of year ............      602,494       390,926
                                                     ------------  ------------
  Shares outstanding, end of year...................      541,944       602,494
                                                     ============  ============



See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

=================================================================================================

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
-------------------------------------------------------------------------------------------------
                                              Year       Year       Year       Year       Year
                                             Ended      Ended      Ended      Ended      Ended
                                           Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
                                              2006       2005       2004       2003       2002
-------------------------------------------------------------------------------------------------
 Net asset value at beginning of year..... $   19.34  $   17.61  $   15.41  $   11.85  $   14.38
                                           ---------  ---------  ---------  ---------  ---------

 Income (loss) from investment operations:
   Net investment loss....................     (0.29)     (0.15)     (0.18)     (0.32)     (0.25)
   Net realized and unrealized gains
    (losses) on investments...............      1.64       1.88       2.38       3.88      (2.28)
                                           ---------  ---------  ---------  ---------  ---------
 Total from investment operations.........      1.35       1.73       2.20       3.56      (2.53)
                                           ---------  ---------  ---------  ---------  ---------

 Less distributions:
   From net realized gains from
   security transactions..................    ( 0.50)        --         --         --         --
                                           ---------  ---------  ---------  ---------   --------

 Net asset value at end of year........... $   20.19  $   19.34  $   17.61  $   15.41  $   11.85
                                           =========  =========  =========  =========  =========

 Total return(a)..........................     7.10%      9.82%     14.28%     30.04%    (17.59%)
                                           =========  =========  =========  =========  =========

 Net assets at end of year (000's)........ $  10,941  $  11,655  $   6,886  $   3,595  $   3,124
                                           =========  =========  =========  =========  =========
 Ratio of net expenses to
   average net assets(b)..................     2.45%      2.45%      2.54%      3.61%      2.25%

 Ratio of net investment loss to
   average net assets.....................    (1.41%)    (0.77%)    (1.15%)    (2.28%)    (1.46%)

 Portfolio turnover rate..................       32%        65%        33%        30%        53%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.23%, 3.37%, 3.70%, 5.59% and 4.72% for the years ended September 30, 2006, 2005, 2004, 2003 and 2002, respectively (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006
================================================================================
  SHARES  COMMON STOCKS -- 99.8%                                       VALUE
--------------------------------------------------------------------------------
          AEROSPACE & DEFENSE -- 7.9%
   4,600  General Dynamics Corp. ...............................  $     329,682
   4,008  Rockwell Collins, Inc. ...............................        219,799
   5,000  United Technologies Corp. ............................        316,750
                                                                  -------------
                                                                        866,231
                                                                  -------------
          AIR FREIGHT & LOGISTICS -- 2.4%
   2,443  FedEx Corp. ..........................................        265,505
                                                                  -------------

          BEVERAGES -- 1.8%
   5,600  Pepsi Bottling Group, Inc. (The) .....................        198,800
                                                                  -------------
          BIOTECHNOLOGY -- 5.8%
   4,027  Amgen, Inc.(a) .......................................        288,051
   5,025  Gilead Sciences, Inc.(a) .............................        345,218
                                                                  -------------
                                                                        633,269
                                                                  -------------
          BUILDING PRODUCTS -- 3.1%
   8,050  American Standard Cos., Inc. .........................        337,858
                                                                  -------------

          COMMUNICATIONS EQUIPMENT -- 1.4%
   5,929  Motorola, Inc. .......................................        148,225
                                                                  -------------

          COMPUTERS & PERIPHERALS -- 5.1%
   3,640  Apple Computer, Inc.(a) ..............................        280,389
  23,516  EMC Corp.(a) .........................................        281,722
                                                                  -------------
                                                                        562,111
                                                                  -------------
          DIVERSIFIED FINANCIAL SERVICES -- 7.5%
   3,000  American Express Co. .................................        168,240
       3  Berkshire Hathaway, Inc. - Class A(a) ................        287,400
   6,108  Countrywide Financial Corp. ..........................        214,024
   1,538  Legg Mason, Inc. .....................................        155,123
                                                                  -------------
                                                                        824,787
                                                                  -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
   3,600  Garmin Ltd. ..........................................        175,608
  12,150  Western Digital Corp.(a) .............................        219,915
                                                                  -------------
                                                                        395,523
                                                                  -------------

          FOOD & DRUG RETAILING -- 4.4%
   4,900  McCormick & Co., Inc. ................................        186,102
   6,725  Walgreen Co. .........................................        298,523
                                                                  -------------
                                                                        484,625
                                                                  -------------
          HEALTH CARE EQUIPMENT & SUPPLIES -- 4.9%
  10,500  Cytyc Corp.(a) .......................................        257,040
   5,934  Medtronic, Inc. ......................................        275,575
                                                                  -------------
                                                                        532,615
                                                                  -------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES  COMMON STOCKS -- 99.8% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
          HEALTH CARE PROVIDERS & SERVICES -- 4.9%
   4,540  Aetna, Inc. .........................................   $     179,557
   3,200  Quest Diagnostics, Inc. ..............................        195,712
   3,272  UnitedHealth Group, Inc. .............................        160,982
                                                                  -------------
                                                                        536,251
                                                                  -------------
          HOUSEHOLD PRODUCTS -- 4.8%
   3,258  Colgate-Palmolive Co. ................................        202,322
   6,594  Wal-Mart Stores, Inc. ................................        325,216
                                                                  -------------
                                                                        527,538
                                                                  -------------
          INDUSTRIAL CONGLOMERATES -- 8.7%
   2,362  3M Co. ...............................................        175,780
   6,161  Danaher Corp. ........................................        423,076
   9,940  General Electric Co. .................................        350,882
                                                                  -------------
                                                                        949,738
                                                                  -------------
          INTERNET SOFTWARE & SERVICES -- 3.6%
  16,972  Cisco Systems, Inc.(a) ...............................        390,356
                                                                  -------------

          INSURANCE -- 4.2%
   4,345  AFLAC, Inc. ..........................................        198,827
   3,000  Hartford Financial Services Group, Inc. (The) ........        260,250
                                                                  -------------
                                                                        459,077
                                                                  -------------
          LEISURE EQUIPMENT & PRODUCTS -- 1.0%
   2,201  Carnival Corp. .......................................        103,513
                                                                  -------------

          MACHINERY -- 2.4%
   4,000  Caterpillar, Inc. ....................................        263,200
                                                                  -------------

          MEDIA -- 2.7%
   9,647  Walt Disney Co. (The) ................................        298,189
                                                                  -------------

          OIL, GAS & CONSUMABLE FUELS -- 4.8%
   2,723  Devon Energy Corp. ...................................        171,957
   8,333  XTO Energy, Inc. .....................................        351,069
                                                                  -------------
                                                                        523,026
                                                                  -------------
          PHARMACEUTICALS -- 2.9%
   3,708  Barr Pharmaceuticals, Inc.(a) ........................        192,594
   1,987  Cephalon, Inc.(a) ....................................        122,697
                                                                  -------------
                                                                        315,291
                                                                  -------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%
  11,000  Intel Corp. ..........................................        226,270
   8,790  NVIDIA Corp.(a) ......................................        260,096
                                                                  -------------
                                                                        486,366
                                                                  -------------
          SPECIALTY RETAIL -- 2.0%
   9,000  Staples, Inc. ........................................        218,970
                                                                  -------------
          SOFTWARE -- 5.5%
   9,101  Adobe Systems, Inc.(a) ...............................        340,832
  12,388  Symantec Corp.(a) ....................................        263,617
                                                                  -------------
                                                                        604,449
                                                                  -------------

          TOTAL COMMON STOCKS (Cost $8,870,420) ................  $  10,925,513
                                                                  -------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES  MONEY MARKET FUNDS -- 0.4%                                   VALUE
--------------------------------------------------------------------------------
  20,059  Evergreen Institutional Cash Portfolio - Government ..  $      20,059
  20,060  Fidelity Institutional Cash Portfolio - Government ...         20,060
                                                                  -------------
          TOTAL MONEY MARKET FUNDS (Cost $40,119) ..............  $      40,119
                                                                  -------------

          TOTAL INVESTMENT SECURITIES AT VALUE -- 100.2%
          (Cost $8,910,539) ....................................  $  10,965,632

          LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) .......      ( 24,464)
                                                                  -------------

          NET ASSETS -- 100.0% .................................. $  10,941,168
                                                                  =============


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
================================================================================

1.  ORGANIZATION

The Profit Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies
(that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

On November 19, 2004, the Fund consummated a tax-free merger with the Lake Forest Core Equity Fund (the Lake Forest Fund). Pursuant to the terms of the agreement governing the merger, each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation (depreciation) of $1,562,530 and ($111,577), respectively. In addition, the Lake Forest Fund's net assets included accumulated net realized losses of $568,640. Total net assets immediately after the merger were $12,548,344.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income-- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended September 30, 2006 was long-term capital gains. There were no distributions during the year ended September 30, 2005.

Contingencies and commitments -- The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2006:
--------------------------------------------------------------------------------

Cost of portfolio investments  .................................... $ 8,910,539
                                                                    ===========
Gross unrealized appreciation ..................................... $ 2,196,461
Gross unrealized depreciation .....................................    (141,368)
                                                                    -----------
Net unrealized appreciation........................................ $ 2,055,093
Capital loss carryforwards subject to limitations .................    ( 92,508)
Undistributed long-term gains .....................................     193,934
                                                                    -----------
Accumulated earnings ...............................................$ 2,156,519
                                                                    ===========
--------------------------------------------------------------------------------
The primary difference between book basis and tax basis distributable earnings is the different book and tax treatments of short term capital gains and the timing limitations on the utilization of capital loss carryforwards acquired through the Lake Forest Fund merger.

During the year ended September 30, 2006, the Fund utilized $238,066 of capital loss carryforwards acquired through the Lake Forest Fund merger to offset current year realized gains.

As of September 30, 2006, the Fund had a capital loss carryforward acquired in the merger with the Lake Forest Fund of $92,508, which expires September 30, 2010. The capital loss carryforward can not be used to offset pre-acquisition market value gains until September 30, 2010.

For the year ended September 30, 2006, the Fund reclassified accumulated net investment loss of $158,470 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $3,535,262 and $5,251,740, respectively.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC, the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

The Chief Compliance Officer (the CCO) of the Trust is an affiliate of the Adviser. The Fund pays the CCO $36,000 annually for her services as CCO to the Trust. In addition, the Fund reimburses the CCO for out-of-pocket expenses.

MANAGEMENT AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2007, to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). As a result of the Expense Cap, the Adviser waived $88,155 of its investment advisory fees during the year ended September 30, 2006.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. Accordingly, Ultimus received $24,000 of administration fees for the year ended September 30, 2006.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. Accordingly, Ultimus received $30,000 of accounting fees for the year ended September 30, 2006.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. Accordingly, Ultimus received $18,000 of transfer agent fees for the year ended September 30, 2006. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services from the Fund.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund paid distribution expenses of $11,077 under the Plan during the year ended September 30, 2006.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees
Profit Funds Investment Trust
Silver Spring, Maryland

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of beneficial interest in Profit Funds Investment Trust, including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2004 have been audited by other auditors, whose report dated November 24, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                           /s/ Briggs, Bunting & Dougherty, LLP

                                           BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
November 14, 2006

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2006) and held until the end of the period (September 30, 2006).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                    Beginning          Ending        Expenses
                                  Account Value     Account Value   Paid During
                                  April 1, 2006     Sept. 30, 2006   Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,001.50       $12.29
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00         $1,012.78       $12.36
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the year ended September 30, 2006. On December 30, 2005, the Fund declared and paid a long-term capital gain distribution of $0.50 per share. As provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), this capital gain distribution made by the Fund was subject to a maximum tax rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2005 Form 1099-DIV.

CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
================================================================================
On May 26, 2005, PricewaterhouseCoopers LLP resigned as the Trust's independent registered public accounting firm. On September 19, 2005, the Trust engaged Briggs, Bunting & Dougherty, LLP as the Fund's new independent registered public accounting firm. The selection of Briggs, Bunting & Dougherty, LLP was approved by the Trust's audit committee and ratified by the Board of Trustees.

PricewaterhouseCoopers LLP's reports on the Fund's financial statements for the fiscal years ended September 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Trust and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                        POSITION HELD     LENGTH OF
  TRUSTEE                 ADDRESS                                 AGE   WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------
*Eugene A. Profit         8401 Colesville Road, Suite 320         42    President and     Since
                          Silver Spring, MD  20910                      Trustee           June 1996
-------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.    250 South President Street, Suite 150   43    Trustee           Since
                          Baltimore, MD  21202                                            October 1996
-------------------------------------------------------------------------------------------------------
Robert M. Milanicz        750 First Street, NE                    58    Trustee           Since
                          Washington, DC  20002                                           October 1996
-------------------------------------------------------------------------------------------------------
Deborah T. Owens          8630 Eastern Morning Run                47    Trustee           Since
                          Laurel, MD 20723                                                October 1998
-------------------------------------------------------------------------------------------------------
**Michelle Q. Profit      8401 Colesville Road, Suite 320         41    Chief Compliance  Since
                          Silver Spring, MD 20910                       Officer           October 2004
-------------------------------------------------------------------------------------------------------
Robert G. Dorsey          225 Pictoria Drive, Suite 450           49    Vice President    Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------
Mark J. Seger             225 Pictoria Drive, Suite 450           44    Treasurer         Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------
John F. Splain            225 Pictoria Drive, Suite 450           50    Secretary         Since
                          Cincinnati, OH 45246                                            October 2001
-------------------------------------------------------------------------------------------------------

* Eugene A. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
(3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm). In addition, he is Co-Managing Member of Touchstone Partners LLC (a private equity fund).

Robert M. Milanicz is Assistant Controller of the American Psychological Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter. In addition, from August 2005 to present she is a Market Development Leader for Allstate Insurance Company.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. Prior to July 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.



OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                         PROFIT FUNDS INVESTMENT TRUST
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910

                         BOARD OF TRUSTEES
                         Eugene A. Profit
                         Larry E. Jennings, Jr.
                         Robert M. Milanicz
                         Deborah T. Owens

                         INVESTMENT ADVISER
                         PROFIT INVESTMENT MANAGEMENT
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910
                         (301) 650-0059

                         ADMINISTRATOR/TRANSFER AGENT
                         ULTIMUS FUND SOLUTIONS, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707

                         SHAREHOLDER SERVICE
                         Nationwide: (Toll-Free) 888-744-2337



This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current fund prospectus.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry E. Jennings, Jr. Mr. Jennings is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 and $12,000 with respect to the registrant's fiscal years ended September 30, 2006 and 2005, respectively.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH    Code of Ethics

Exhibit 99.CERT        Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT     Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)     Profit Funds Investment Trust
               -----------------------------------------------------------------


By (Signature and Title)*      /s/ Eugene A. Profit
                             ---------------------------------
                             Eugene A. Profit, President

Date          December 4, 2006
     ------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*      /s/ Eugene A. Profit
                            ---------------------------------
                             Eugene A. Profit, President

Date          December 4, 2006
     ------------------------------------------




By (Signature and Title)*      /s/ Mark J. Seger
                             ---------------------------------
                             Mark J. Seger, Treasurer


Date          December 4, 2006
     ------------------------------------------




* Print the name and title of each signing officer under his or her signature.